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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 10, 2005



                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)

               DELAWARE                  1-8483            95-3825062
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     (State or other jurisdiction     (Commission       (I.R.S. Employer
          of incorporation)           File Number)      Identification No.)


      2141 Rosecrans Avenue, Suite 4000
           El Segundo, California                          90245
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     (Address of Principal Executive Offices)            (Zip Code)

                                 (310) 726-7600
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              (Registrant's telephone number, including area code)

        Former name or former address, if changed since last report: N/A

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.14d-2(b))




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ITEM 8.01         OTHER EVENTS

         On June 10, 2005, Chevron Corporation ("Chevron") and Unocal Corporation ("Unocal") jointly announced by press release that the Federal Trade Commission (FTC) notified Chevron and Unocal that Chevron's plans to acquire Unocal have been accepted by the Commission pending public comment. A copy of the joint press release dated June 10, 2005 is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.         DESCRIPTION
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99.1                Joint Press Release, dated June 10, 2005

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               UNOCAL CORPORATION

                                               /s/ Terry G. Dallas
                                               -----------------------------
                                               By:   Terry G. Dallas
                                                     Executive Vice President
                                                     and Chief Financial Officer

Date:  June 10, 2005

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                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION
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99.1                Joint Press Release, dated June 10, 2005